UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2011

Annual Repor t

Legg Mason ClearBridge

Large Cap Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Large Cap Value Fund

Fund objectives

The primary investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason ClearBridge Large Cap Value Fund for the twelve-month reporting period ended October 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 25, 2011

Legg Mason ClearBridge Large Cap Value Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended October 31, 2011, the pace of the expansion was generally disappointing. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. The second estimate for third quarter GDP growth was 2.0%. Accelerating growth was attributed, in part, to higher consumer spending, which grew 2.3% in the third quarter, versus a modest 0.7% gain in the second quarter.

Two factors holding back the economy have been the weak job market and continued strains in the housing market. While there was some modest improvement in early 2011, unemployment again moved higher and remained elevated throughout the remainder of the reporting period. After dipping below 9.0% in February and March 2011 (to 8.9% and 8.8%, respectively), unemployment, as reported by the U.S. Department of Labor, moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before falling to 9.0% in October.

The housing market continued to experience challenges. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then declined during five of the next nine months. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $162,500 in October 2011, down 4.7% from October 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the remainder of the reporting period and ended October at 50.8.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate on hold until mid-2013. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). Finally, at its meeting in early November (after the reporting period ended), the Fed potentially opened the door to another round of quantitative easing, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.”

IV	Legg Mason ClearBridge Large Cap Value Fund

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 25, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The primary investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with large market capitalizations. In selecting individual companies for investment, we focus on established large-capitalization companies (over $5 billion in market capitalization). We utilize an interactive fundamental research-driven approach to identify companies with favorable risk-adjusted return characteristics. We look for companies that have strong business models, sustainable competitive advantages and attractive valuations.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a poor macroeconomic background, including weak growth indications, high unemployment numbers and a depressed housing market, the stock market managed to make fairly steady gains during the early part of the reporting period. The domestic stock market reacted negatively to a series of headline events during the middle part of the reporting period, including the March earthquake and tsunami in Japan, but managed to recover rapidly, setting new highs for the year in the spring. The market tested the lows of March in late June and early July as the federal debt ceiling crisis came to a head at the end of July, before revisiting the highs of the spring once it became clear a deal would be reached and a government shutdown would be averted.

However, in early August, fears of the spreading European sovereign debt crisis and the downgrading of the U.S.’s credit rating by Standard & Poor’s triggered a significant stock market decline, followed by a prolonged period of elevated levels of volatility and asset class correlation. While economic data for the remainder of the reporting period remained mixed, quarterly corporate earnings news was generally positive. Near the end of the reporting period, early October saw the markets test the lows reached in August before resuming an upward trend over the remainder of the month, albeit one marked by continued significant volatility and high levels of sensitivity to negative economic news.

Q. How did we respond to these changing market conditions?

A. The challenging economic environment and high levels of stock market volatility have helped to create an atmosphere of investor uncertainty, which, in our experience, often produces attractive investment opportunities. During the reporting period, we continued to seek a balance between short-term risks and long-term opportunities and focused our attentions on what we believed were high-quality companies with strong franchises and attractive valuations capable of generating attractive returns over time.

Performance review

For the twelve months ended October 31, 2011, Class A shares of Legg Mason ClearBridge Large Cap Value Fund, excluding sales charges, returned 8.26%. The Fund’s unmanaged benchmarks, the S&P 500 Indexi and the Russell 1000 Value Indexii, returned 8.09% and 6.16%, respectively, for the same period. The Lipper Large-Cap Value Funds Category Average1 returned 4.15% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 515 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report

Fund overview (cont’d)

Performance Snapshot as of October 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason ClearBridge Large Cap Value Fund:
Class A	-7.64%	8.26%
Class B1	-8.19%	7.05%
Class C	-7.99%	7.44%
Class I	-7.44%	8.64%
S&P 500 Index	-7.11%	8.09%
Russell 1000 Value Index	-9.49%	6.16%
Lipper Large-Cap Value Funds Category Average[2]	-10.50%	4.15%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 28, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 0.97%, 1.97%, 1.78% and 0.65%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in all ten economic sectors during the period, with the greatest contributions to return coming from the Energy, Consumer Discretionary and Consumer Staples sectors.

Relative to the S&P 500 Index, overall stock selection contributed to performance for the period. In particular, the Fund’s stock selection in the Financials, Consumer Staples, Energy, Consumer Discretionary and Industrials sectors contributed to relative performance for the period. In terms of sector allocation, overweights to the Energy and Consumer Discretionary sectors contributed to relative performance for the period.

On an individual stock basis, the leading contributors to performance included positions in El Paso Corp. and Exxon Mobil Corp. in the Energy sector, News Corp. Cl A in the Consumer Discretionary sector, International Business Machines Corp. in the Information Technology (“IT”) sector and Philip Morris International Inc. in the Consumer Staples sector.

[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 541 funds for the six-month period and among the 515 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report	3

Q. What were the leading detractors from performance?

A. On an absolute basis, only the IT sector detracted from returns for the period. Relative to the S&P 500 Index, overall sector allocation detracted from performance, primarily an overweight to the Financials sector and an underweight to the Health Care sector.

On an individual stock basis, the leading detractors from Fund performance for the period included our holdings in Hewlett-Packard Co. and Xerox Corp. in the IT sector, as well as in MetLife Inc., Charles Schwab Corp. and JPMorgan Chase & Co., all in the Financials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the fiscal year, we closed existing Fund positions in Bank of America Corp., Morgan Stanley and Chubb Corp., all in the Financials sector, Wal-Mart Stores Inc. in the Consumer Staples sector, as well as in Abbott Laboratories and Roche Holding AG in the Health Care sector. We established new Fund positions during the year in U.S. Bancorp and MetLife Inc. in the Financials sector, Xerox Corp., Motorola Solutions Inc. and TE Connectivity Ltd., all in the IT sector, as well as in Anheuser-Busch InBev N.V. ADR in the Consumer Staples sector and Chevron Corp. in the Energy sector.

Thank you for your investment in Legg Mason ClearBridge Large Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Robert Feitler

Portfolio Manager

ClearBridge Advisors, LLC

Dimitry Khaykin

Portfolio Manager

ClearBridge Advisors, LLC

November 15, 2011

RISKS: Investments in common stocks are subject to market fluctuations. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: News Corp., Class A Shares (3.6%), Philip Morris International Inc. (3.3%), Wells Fargo & Co. (3.1%), JPMorgan Chase & Co. (2.9%), U.S. Bancorp (2.8%), Time Warner Inc. (2.6%), International Business Machines Corp. (2.6%), Exxon Mobil Corp. (2.5%), El Paso Corp. (2.5%) and Time Warner Cable Inc. (2.3%). Please refer to pages 9 through 12 for a list and percentage breakdown of the Fund’s holdings.

4	Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report

Fund overview (cont’d)

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2011 were: Financials (20.3%), Consumer Discretionary (16.9%), Energy (12.9%), Consumer Staples (12.0%) and Industrials (9.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2011 and October 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2011 and held for the six months ended October 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-7.64%	$1,000.00	$923.60	1.06%	$5.14	Class A	5.00%	$1,000.00	$1,019.86	1.06%	$5.40
Class B	-8.19	1,000.00	918.10	2.18	10.54	Class B	5.00	1,000.00	1,014.22	2.18	11.07
Class C	-7.99	1,000.00	920.10	1.82	8.81	Class C	5.00	1,000.00	1,016.03	1.82	9.25
Class I	-7.44	1,000.00	925.60	0.70	3.40	Class I	5.00	1,000.00	1,021.68	0.70	3.57

[1]	For the six months ended October 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 10/31/11	8.26%	7.05%	7.44%	8.64%
Five Years Ended 10/31/11	-0.89	-1.39	-1.59	-0.60
Ten Years Ended 10/31/11	3.66	2.91	2.84	3.97

With sale charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 10/31/11	2.05%	2.05%	6.44%	8.64%
Five Years Ended 10/31/11	-2.06	-1.55	-1.59	-0.60
Ten Years Ended 10/31/11	3.04	2.91	2.84	3.97

Cumulative total returns
Without sales charges[1]
Class A (10/31/01 through 10/31/11)	43.19%
Class B (10/31/01 through 10/31/11)	33.26
Class C (10/31/01 through 10/31/11)	32.32
Class I (10/31/01 through 10/31/11)	47.53

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

8	Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason ClearBridge Large Cap Value Fund vs. S&P 500 Index and Russell 1000 Value Index† — October 2001 - October 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason ClearBridge Large Cap Value Fund vs. S&P 500 Index and Russell 1000 Value Index† — October 2001 - October 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares and $1,000,000 invested in Class I shares of Legg Mason ClearBridge Large Cap Value Fund on October 31, 2001, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the S&P 500 Index and Russell 1000 Value Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report	9

Schedule of investments

October 31, 2011

Legg Mason ClearBridge Large Cap Value Fund

Security	Shares	Value
Common Stocks — 98.0%
Consumer Discretionary — 16.9%
Auto Components — 1.0%
Johnson Controls Inc.	192,326	$6,333,295
Hotels, Restaurants & Leisure — 1.2%
McDonald’s Corp.	85,170	7,908,035
Media — 12.1%
DISH Network Corp., Class A Shares	453,698	10,965,881	*
News Corp., Class A Shares	1,361,164	23,847,593
SES Global SA, FDR	505,397	12,894,635	(a)
Time Warner Cable Inc.	246,164	15,678,185
Time Warner Inc.	506,293	17,715,192
Total Media		81,101,486
Multiline Retail — 1.2%
Target Corp.	145,394	7,960,321
Specialty Retail — 1.4%
Home Depot Inc.	266,187	9,529,495
Total Consumer Discretionary		112,832,632
Consumer Staples — 12.0%
Beverages — 1.6%
Anheuser-Busch InBev NV, ADR	192,720	10,690,178
Food & Staples Retailing — 1.9%
CVS Caremark Corp.	357,455	12,975,617
Food Products — 1.1%
Unilever PLC, ADR	212,570	7,152,981
Household Products — 2.0%
Kimberly-Clark Corp.	195,010	13,594,147
Tobacco — 5.4%
Altria Group Inc.	185,005	5,096,888
Lorillard Inc.	79,945	8,846,714
Philip Morris International Inc.	314,849	21,998,499
Total Tobacco		35,942,101
Total Consumer Staples		80,355,024
Energy — 12.9%
Energy Equipment & Services — 2.1%
Halliburton Co.	217,162	8,113,173
Transocean Ltd.	105,435	6,025,610
Total Energy Equipment & Services		14,138,783

See Notes to Financial Statements.

10	Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason ClearBridge Large Cap Value Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — 10.8%
Apache Corp.	65,559	$6,531,643
Chevron Corp.	65,373	6,867,434
El Paso Corp.	673,898	16,854,189
Exxon Mobil Corp.	215,929	16,861,896
Royal Dutch Shell PLC, ADR, Class A Shares	136,897	9,707,366
Suncor Energy Inc.	223,874	7,143,819
Total SA, ADR	159,707	8,352,676
Total Oil, Gas & Consumable Fuels		72,319,023
Total Energy		86,457,806
Financials — 20.3%
Capital Markets — 2.9%
Bank of New York Mellon Corp.	221,329	4,709,881
Charles Schwab Corp.	456,372	5,604,248
State Street Corp.	223,256	9,017,310
Total Capital Markets		19,331,439
Commercial Banks — 6.0%
U.S. Bancorp	743,642	19,029,799
Wells Fargo & Co.	805,653	20,874,469
Total Commercial Banks		39,904,268
Consumer Finance — 1.6%
American Express Co.	216,312	10,949,713
Diversified Financial Services — 2.9%
JPMorgan Chase & Co.	556,804	19,354,507
Insurance — 6.9%
Loews Corp.	244,501	9,706,690
Marsh & McLennan Cos. Inc.	383,966	11,757,039
MetLife Inc.	212,622	7,475,790
Progressive Corp.	341,915	6,499,804
Travelers Cos. Inc.	180,172	10,513,036
Total Insurance		45,952,359
Total Financials		135,492,286
Health Care — 7.8%
Health Care Providers & Services — 1.2%
WellPoint Inc.	114,110	7,862,179
Pharmaceuticals — 6.6%
Johnson & Johnson	189,850	12,224,442
Merck & Co. Inc.	399,121	13,769,674
Novartis AG, ADR	197,236	11,137,917

See Notes to Financial Statements.

Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report	11

Legg Mason ClearBridge Large Cap Value Fund

Security	Shares	Value
Pharmaceuticals — continued
Pfizer Inc.	380,923	$7,336,577
Total Pharmaceuticals		44,468,610
Total Health Care		52,330,789
Industrials — 9.7%
Aerospace & Defense — 3.8%
Honeywell International Inc.	288,913	15,139,041
Raytheon Co.	226,900	10,026,711
Total Aerospace & Defense		25,165,752
Industrial Conglomerates — 4.2%
General Electric Co.	821,309	13,724,073
United Technologies Corp.	183,261	14,290,693
Total Industrial Conglomerates		28,014,766
Machinery — 1.7%
Illinois Tool Works Inc.	241,925	11,764,813
Total Industrials		64,945,331
Information Technology — 9.7%
Communications Equipment — 1.4%
Motorola Solutions Inc.	196,866	9,234,984
Computers & Peripherals — 1.0%
Hewlett-Packard Co.	247,207	6,578,178
Electronic Equipment, Instruments & Components — 1.3%
TE Connectivity Ltd.	249,267	8,861,442
IT Services — 2.6%
International Business Machines Corp.	94,666	17,478,183
Office Electronics — 1.7%
Xerox Corp.	1,414,959	11,574,365
Software — 1.7%
Microsoft Corp.	419,305	11,166,092
Total Information Technology		64,893,244
Materials — 2.8%
Chemicals — 1.7%
Air Products & Chemicals Inc.	136,316	11,742,260
Containers & Packaging — 1.1%
Crown Holdings Inc.	213,627	7,218,457	*
Total Materials		18,960,717
Telecommunication Services — 4.0%
Diversified Telecommunication Services — 4.0%
AT&T Inc.	317,288	9,299,711

See Notes to Financial Statements.

12	Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason ClearBridge Large Cap Value Fund

Security			Shares	Value
Diversified Telecommunication Services — continued
CenturyLink Inc.			273,409	$9,640,401
Verizon Communications Inc.			199,932	7,393,486
Total Telecommunication Services				26,333,598
Utilities — 1.9%
Multi-Utilities — 1.9%
Sempra Energy			240,732	12,934,530
Total Investments before Short-Term Investments (Cost — $521,376,218)				655,535,957

	Rate	Maturity Date	Face Amount
Short-Term Investments — 2.2%
Repurchase Agreements — 2.2%
Interest in $100,000,000 joint tri-party repurchase agreement dated 10/31/11 with RBS Securities Inc.; Proceeds at maturity — $7,350,018; (Fully collateralized by various U.S. government obligations, 1.750% to 2.125% due 10/31/18 to 8/15/21; Market value — $7,497,179)	0.090%	11/1/11	$7,350,000	7,350,000
Interest in $325,000,000 joint tri-party repurchase agreement dated 10/31/11 with Deutsche Bank Securities Inc.; Proceeds at maturity — $7,351,022; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.000% due 12/28/11 to 8/27/14; Market value — $7,498,032)	0.110%	11/1/11	7,351,000	7,351,000
Total Short-Term Investments (Cost — $14,701,000)				14,701,000
Total Investments — 100.2% (Cost — $536,077,218#)				670,236,957
Liabilities in Excess of Other Assets — (0.2)%				(1,074,271)
Total Net Assets — 100.0%				$669,162,686

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $537,577,530.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
FDR	— Foreign Depositary Receipts

See Notes to Financial Statements.

Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report	13

Statement of assets and liabilities

October 31, 2011

Assets:
Investments, at value (Cost — $536,077,218)	$670,236,957
Cash	414
Dividends and interest receivable	619,768
Receivable for Fund shares sold	367,924
Prepaid expenses	51,038
Total Assets	671,276,101

Liabilities:
Payable for Fund shares repurchased	1,254,068
Investment management fee payable	326,802
Service and/or distribution fees payable	95,670
Trustees’ fees payable	17,817
Accrued expenses	419,058
Total Liabilities	2,113,415
Total Net Assets	$669,162,686

Net Assets:
Par value (Note 7)	$387
Paid-in capital in excess of par value	628,273,371
Undistributed net investment income	167,282
Accumulated net realized loss on investments and foreign currency transactions	(93,438,093)
Net unrealized appreciation on investments	134,159,739
Total Net Assets	$669,162,686

Shares Outstanding:
Class A	15,671,201
Class B	211,139
Class C	2,646,790
Class I	20,135,373

Net Asset Value:
Class A (and redemption price)	$17.35
Class B*	$16.79
Class C*	$16.93
Class I (and redemption price)	$17.33
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$18.41

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14	Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report

Statement of operations

For the Year Ended October 31, 2011

Investment Income:
Dividends	$18,345,140
Interest	10,538
Less: Foreign taxes withheld	(383,870)
Total Investment Income	17,971,808

Expenses:
Investment management fee (Note 2)	3,960,648
Service and/or distribution fees (Notes 2 and 5)	1,250,519
Transfer agent fees (Note 5)	681,515
Legal fees	81,751
Registration fees	81,465
Shareholder reports	62,996
Trustees’ fees	61,714
Fund accounting fees	59,456
Audit and tax	28,244
Insurance	14,096
Custody fees	8,092
Miscellaneous expenses	8,966
Total Expenses	6,299,462
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(4,437)
Net Expenses	6,295,025
Net Investment Income	11,676,783

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	31,346,429
Foreign currency transactions	31,681
Net Realized Gain	31,378,110
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	16,446,040
Foreign currencies	(14,400)
Change in Net Unrealized Appreciation (Depreciation)	16,431,640
Net Gain on Investments and Foreign Currency Transactions	47,809,750
Increase in Net Assets from Operations	$59,486,533

See Notes to Financial Statements.

Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report	15

Statements of changes in net assets

For the Years Ended October 31,	2011	2010

Operations:
Net investment income	$11,676,783	$12,803,485
Net realized gain	31,378,110	8,456,859
Change in net unrealized appreciation (depreciation)	16,431,640	46,788,037
Proceeds from settlement of a regulatory matter	—	825,717	†
Increase in Net Assets From Operations	59,486,533	68,874,098

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(11,770,780)	(13,800,225)
Decrease in Net Assets From Distributions to Shareholders	(11,770,780)	(13,800,225)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	32,468,650	26,390,371
Reinvestment of distributions	10,031,680	11,751,949
Cost of shares repurchased	(114,410,692)	(111,319,927)
Net assets of shares issued in connection with merger (Note 8)	—	24,460,408
Decrease in Net Assets From Fund Share Transactions	(71,910,362)	(48,717,199)
Increase (Decrease) in Net Assets	(24,194,609)	6,356,674

Net Assets:
Beginning of year	693,357,295	687,000,621
End of year*	$669,162,686	$693,357,295
* Includes undistributed net investment income of:	$167,282	$229,598

†	The Fund received $539,741, $142,705, $143,002 and $269 for Class A, B, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

16	Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2011	2010	2009[2]	2008[3]	2007[3]	2006[3,4]

Net asset value, beginning of year	$16.28	$15.06	$13.24	$21.34	$21.81	$20.43

Income (loss) from operations:
Net investment income	0.27	0.27	0.21	0.29	0.28	0.26
Net realized and unrealized gain (loss)	1.07	1.23	1.84	(7.69)	0.49	3.29
Proceeds from settlement of a regulatory matter	—	0.03	—	—	—	—
Total income (loss) from operations	1.34	1.53	2.05	(7.40)	0.77	3.55

Less distributions from:
Net investment income	(0.27)	(0.31)	(0.23)	(0.27)	(0.28)	(0.26)
Net realized gains	—	—	—	(0.43)	(0.96)	(1.91)
Total distributions	(0.27)	(0.31)	(0.23)	(0.70)	(1.24)	(2.17)

Net asset value, end of year	$17.35	$16.28	$15.06	$13.24	$21.34	$21.81
Total return[5]	8.26%	10.24%[6]	15.79%	(35.52)%	3.50%	17.63%

Net assets, end of year (000s)	$271,942	$280,712	$289,956	$290,115	$583,441	$304,173

Ratios to average net assets:
Gross expenses	1.01%	0.96%	0.98%[7]	0.95%	0.86%	0.91%[8]
Net expenses[9]	1.01	0.96	0.98 [7]	0.95	0.85 [10]	0.90 [8,10]
Net investment income	1.54	1.72	1.91 [7]	1.61	1.23	1.21

Portfolio turnover rate	16%	19%	20%	23%	14%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 10.03%. Class A received $539,741 related to this distribution.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.88%.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class B Shares[1]	2011	2010	2009[2]	2008[3]	2007[3]	2006[3,4]

Net asset value, beginning of year	$15.77	$14.63	$12.89	$20.79	$21.28	$19.98

Income (loss) from operations:
Net investment income	0.08	0.12	0.11	0.12	0.10	0.05
Net realized and unrealized gain (loss)	1.03	1.15	1.78	(7.46)	0.47	3.21
Proceeds from settlement of a regulatory matter	—	0.36	—	—	—	—
Total income (loss) from operations	1.11	1.63	1.89	(7.34)	0.57	3.26

Less distributions from:
Net investment income	(0.09)	(0.49)	(0.15)	(0.13)	(0.10)	(0.05)
Net realized gains	—	—	—	(0.43)	(0.96)	(1.91)
Total distributions	(0.09)	(0.49)	(0.15)	(0.56)	(1.06)	(1.96)

Net asset value, end of year	$16.79	$15.77	$14.63	$12.89	$20.79	$21.28
Total return[5]	7.05%	11.49%[6]	14.85%	(36.05)%	2.67%	16.49%

Net assets, end of year (000s)	$3,546	$5,081	$8,073	$12,146	$36,423	$31,290

Ratios to average net assets:
Gross expenses	2.10%	1.95%	1.87%[7]	1.81%	1.62%	1.84%[8]
Net expenses[9]	2.10	1.95	1.87 [7]	1.80 [10,11]	1.62 [10,11]	1.84 [8,10]
Net investment income	0.47	0.79	1.07 [7]	0.70	0.44	0.26

Portfolio turnover rate	16%	19%	20%	23%	14%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 8.95%. Class B received $142,705 related to this distribution.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.82%.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

As a result of a contractual expense limitation, effective March 5, 2007 until May 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares did not exceed 1.76%.

See Notes to Financial Statements.

18	Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2011	2010	2009[2]	2008[3]	2007[3]	2006[3,4]

Net asset value, beginning of year	$15.89	$14.70	$12.95	$20.88	$21.37	$20.05

Income (loss) from operations:
Net investment income	0.13	0.14	0.13	0.16	0.11	0.07
Net realized and unrealized gain (loss)	1.05	1.21	1.78	(7.51)	0.48	3.24
Proceeds from settlement of a regulatory matter	—	0.04	—	—	—	—
Total income (loss) from operations	1.18	1.39	1.91	(7.35)	0.59	3.31

Less distributions from:
Net investment income	(0.14)	(0.20)	(0.16)	(0.15)	(0.12)	(0.08)
Net realized gains	—	—	—	(0.43)	(0.96)	(1.91)
Total distributions	(0.14)	(0.20)	(0.16)	(0.58)	(1.08)	(1.99)

Net asset value, end of year	$16.93	$15.89	$14.70	$12.95	$20.88	$21.37
Total return[5]	7.44%	9.55%[6]	14.99%	(35.94)%	2.71%	16.64%

Net assets, end of year (000s)	$44,818	$52,164	$39,388	$41,205	$87,905	$45,553

Ratios to average net assets:
Gross expenses	1.79%	1.76%	1.71%[7]	1.66%	1.57%	1.76%[8]
Net expenses[9]	1.78 [10,11]	1.69 [10,11]	1.71 [7]	1.66 [11,12]	1.57 [11,12]	1.76 [8,11]
Net investment income	0.78	0.92	1.19 [7]	0.89	0.52	0.34

Portfolio turnover rate	16%	19%	20%	23%	14%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 9.28%. Class C received $143,002 related to this distribution.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.74%.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of a contractual expense limitation, effective December 21, 2009 until February 26, 2011, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.73%.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

As a result of a contractual expense limitation, effective March 5, 2007 until May 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.64%.

See Notes to Financial Statements.

Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2011	2010	2009[2]	2008[3]	2007[3,4]	2006[3,5]

Net asset value, beginning of year	$ 16.26	$ 15.03	$ 13.22	$ 21.29	$ 21.77	$ 20.40

Income (loss) from operations:
Net investment income	0.33	0.32	0.24	0.35	0.34	0.32
Net realized and unrealized gain (loss)	1.07	1.23	1.83	(7.66)	0.48	3.29
Total income (loss) from operations	1.40	1.55	2.07	(7.31)	0.82	3.61

Less distributions from:
Net investment income	(0.33)	(0.32)	(0.26)	(0.33)	(0.34)	(0.33)
Net realized gains	—	—	—	(0.43)	(0.96)	(1.91)
Total distributions	(0.33)	(0.32)	(0.26)	(0.76)	(1.30)	(2.24)

Net asset value, end of year	$17.33	$16.26	$15.03	$13.22	$21.29	$21.77
Total return[6]	8.64%	10.44%	15.99%	(35.23)%	3.75%	17.98%

Net assets, end of year (000s)	$348,857	$355,400	$349,584	$327,822	$571,317	$577,618

Ratios to average net assets:
Gross expenses	0.67%	0.65%	0.70%[7]	0.61%	0.57%	0.62%[8]
Net expenses[9]	0.67 [10,11]	0.65 [10,11]	0.70 [7,11]	0.59 [12,13]	0.54 [12,13]	0.62 [8,12]
Net investment income	1.89	2.02	2.18 [7]	1.98	1.52	1.49

Portfolio turnover rate	16%	19%	20%	23%	14%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	As of August 17, 2007, all Class I shares converted to Class O shares and Class O shares were redesignated as Class I shares.

[5]	Represents a share of capital stock outstanding prior to April 16, 2007.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.60%.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of a contractual expense limitation, effective December 21, 2009 until February 26, 2011, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.71%. This contractual expense limitation superseded the expense limitation of 0.90% for Class I shares for the period December 21, 2009 until February 26, 2011.

[11]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[12]	Reflects fee waivers and/or expense reimbursements.

[13]

As a result of a contractual expense limitation, effective March 5, 2007 until May 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.56%.

See Notes to Financial Statements.

20	Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Large Cap Value Fund (the “Fund”) is a separate investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report	21

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†:
Consumer discretionary	$99,937,997	$12,894,635	—	$112,832,632
Other common stocks	542,703,325	—	—	542,703,325
Total long-term investments	$642,641,322	$12,894,635	—	$655,535,957
Short term investments†	—	14,701,000	—	14,701,000
Total investments	$642,641,322	$27,595,635	—	$670,236,957

†	See Schedule of Investments for additional detailed categorizations.

For the year ended October 31, 2011, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities transferred in and out of Level 1 and Level 2 measurements during the year.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign

22	Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report

Notes to financial statements (cont’d)

currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as

Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report	23

amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$31,681	$(31,681)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge, and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund paid a base investment management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $350 million	0.650%
Next $150 million	0.550
Next $250 million	0.525
Next $250 million	0.500
Over $1 billion	0.450

At the end of each calendar quarter, for each percentage point of difference between the investment performance of the class of shares of the Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12-month period, this base fee is adjusted upward or downward by the product of (i) 1/4 of 0.01% multiplied by (ii) the average daily net assets of the Fund for the 12 month

24	Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report

Notes to financial statements (cont’d)

period. If the amount by which the Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the Fund’s performance exceeds or is exceeded by S&P 500 Index by ten or more percentage points. For the rolling one year periods ended December 31, 2010, March 31, 2011, June 30, 2011, and September 30, 2011, and the rolling ten-month period ended October 31, 2011, the Fund’s performance varied from that of the S&P 500 Index performance by (6.21%), (3.26%), (1.81%), (1.97%) and (0.19%), respectively. As a result, base management fees were decreased, in aggregate, by $203,588.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

Prior to February 27, 2011, the manager had contractually agreed to waive fees and/or reimburse operating expenses, other than brokerage, interest, taxes and extraordinary expenses, to limit total annual operating expenses to 1.73% for Class C shares and 0.71% for Class I shares until February 26, 2011. This contractual expense limitation superseded the expense limitation of 0.90% for Class I shares for the period December 21, 2009 through February 26, 2011.

During the year ended October 31, 2011, fees waived and/or expenses reimbursed amounted to $4,437.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC,

Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report	25

which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold these shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

For the year ended October 31, 2011, LMIS and its affiliates received sales charges of approximately $10,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$5,000	$2,000

*	Amount represents less than $1,000.

As of the close of business, March 2, 2007 the Fund assumed, due to the merger with Legg Mason Partners Large Cap Value Fund, an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of October 31, 2011, the Fund had accrued $8,119 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$114,406,381
Sales	196,618,188

At October 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$162,477,098
Gross unrealized depreciation	(29,817,671)
Net unrealized appreciation	$132,659,427

26	Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2011, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Service and distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$706,716	$402,165
Class B	44,405	21,511
Class C	499,398	85,693
Class I	—	172,146
Total	$1,250,519	$681,515

For the year ended October 31, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	$4,437
Class I	—
Total	$4,437

6. Distributions to shareholders by class

	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Investment Income:
Class A	$4,394,624	$5,593,764
Class B	24,326	198,445
Class C	412,710	675,929
Class I	6,939,120	7,332,087
Total	$11,770,780	$13,800,225

7. Shares of beneficial interest

At October 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to

Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report	27

issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,371,041	$22,909,337	1,135,857	$18,094,042
Shares issued on reinvestment	237,087	4,137,571	339,360	5,280,775
Shares repurchased	(3,177,523)	(55,953,260)	(3,541,532)	(56,214,108)
Shares issued with merger	—	—	47,264	747,477
Net decrease	(1,569,395)	$(28,906,352)	(2,019,051)	$(32,091,814)

Class B
Shares sold	15,578	$269,631	29,039	$448,162
Shares issued on reinvestment	1,362	23,179	13,049	187,282
Shares repurchased	(128,012)	(2,198,400)	(271,464)	(4,195,402)
Net decrease	(111,072)	$(1,905,590)	(229,376)	$(3,559,958)

Class C
Shares sold	113,924	$1,934,089	67,121	$1,041,069
Shares issued on reinvestment	23,448	400,560	43,645	655,155
Shares repurchased	(772,659)	(13,146,776)	(960,254)	(14,865,026)
Shares issued with merger	—	—	1,452,681	22,440,813
Net increase (decrease)	(635,287)	$(10,812,127)	603,193	$9,272,011

Class I
Shares sold	415,990	$7,355,593	431,636	$6,807,098
Shares issued on reinvestment	313,966	5,470,370	359,637	5,628,737
Shares repurchased	(2,456,667)	(43,112,256)	(2,273,168)	(36,045,391)
Shares issued with merger	—	—	80,589	1,272,118
Net decrease	(1,726,711)	$(30,286,293)	(1,401,306)	$(22,337,438)

8. Transfer of net assets

At the close of business on December 18, 2009, the Fund acquired substantially all of the assets of the Legg Mason Classic Valuation Fund (the “Acquired Fund”), pursuant to the Agreement and Plan of Reorganization dated August 6, 2009, and approved by shareholders of the Acquired Fund on November 24, 2009. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason Classic Valuation Fund	1,580,534	$24,460,408	$714,688,338

28	Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report

Notes to financial statements (cont’d)

As part of the reorganization, for each share they held, shareholders of the Acquired Fund’s Class A, Class C and Class I received 0.495978, 0.511801, and 0.544573 shares of the Fund’s Class A, Class C and Class I shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $932,108, accumulated net realized loss of ($24,644,014) and overdistributed net investment loss of ($72,867). Total net assets of the Fund immediately after the transfer were $739,148,746. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire twelve month period ended October 31, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$12,825,639
Net realized gain	8,293,840
Change in unrealized gain	47,890,994
Proceeds from settlement of a regulatory matter	825,717
Increase in net assets from operations	$69,836,190

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on December 18, 2009.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31 was as follows:

	2011	2010
Ordinary income	$11,770,780	$13,800,225

As of October 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$230,514
Capital loss carryforward*	(91,924,868)
Other book/tax temporary differences(a)	(76,145)
Unrealized appreciation (depreciation)(b)	132,659,427
Total accumulated earnings (losses) — net	$40,888,928

*	As of October 31, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2016	$(5,087,765)
10/31/2017	(86,837,103)
$(91,924,868)

These amounts will be available to offset any future taxable capital gains. However, $6,105,318 of the Fund’s capital loss carryforward is subject to an annual limitation of $1,017,553 due to the reorganization described in Note 8.

Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report	29

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not

30	Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report

Notes to financial statements (cont’d)

identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending October 31, 2012.

12. Recent accounting pronouncements

In April 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-03, Transfers and Servicing (Topic 860) — Reconsideration of Effective Control for Repurchase Agreements (“ASU No. 2011-03”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU No. 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU No. 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-03 will have on the Fund’s financial statements and related disclosures.

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Legg Mason ClearBridge Large Cap Value Fund 2011 Annual Report	31

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason ClearBridge Large Cap Value Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from January 1, 2009 to October 31, 2009, and each of the years in the three-year period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Large Cap Value Fund as of October 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2011

32	Legg Mason ClearBridge Large Cap Value Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Large Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Large Cap Value Fund	33

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
David E. Maryatt
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

34	Legg Mason ClearBridge Large Cap Value Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Large Cap Value Fund	35

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	160
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008-2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

36	Legg Mason ClearBridge Large Cap Value Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Legg Mason ClearBridge Large Cap Value Fund	37

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

38	Legg Mason ClearBridge Large Cap Value Fund

Important tax information (unaudited)

All of the ordinary income distributions paid by the Fund during the taxable year ended October 31, 2011 are considered qualified dividend income for individuals and qualify for the dividends received deduction for corporations.

Please retain this information for your records.

Legg Mason ClearBridge

Large Cap Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason ClearBridge Large Cap Value Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010734 12/11 SR11-1542

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2010 and October 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $363,400 in 2010 and $325,225 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $20,629 in 2010 and $8,000 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,450 in 2010 and $60,550 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 23, 2011

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date:	December 23, 2011